UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21077

PIMCO California Municipal Income Fund II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year end:	May 31, 2010

Date of reporting period:	May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

May 31, 2010

PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II

5.31.10 | PIMCO Municipal Income Funds II Annual Report 1

Dear Shareholder:

Municipal bonds generally experienced solid gains during the past 12 months ended May 31, 2010, as the U.S. economy continued to recover from what was arguably the worst downturn since the 1930s. Real gross domestic product – the output of U.S. goods and services – grew for three consecutive quarters, expanding 2.2% and 5.6% respectively over the last half of 2009, and 3.0% during the first quarter of 2010. For most of the period, the improving economy encouraged certain investors to shift assets from the safe haven of U.S. Treasury bonds and into stocks and municipal securities. During May 2010, however, there was a partial reversal of this trend, driven largely by fiscal concerns in some European countries. This flight to safety dragged down stocks, but the $2.8 trillion municipal bond market was largely unaffected, as evidenced by the municipal yield curve, which slightly moved.

Year in Review:
For the fiscal year ended May 31, 2010:

•	PIMCO Municipal Income Fund II returned 29.87% on net asset value (“NAV”) and 25.49% on market price.

•	PIMCO California Municipal Income Fund II returned 19.90% on NAV and 16.44% on market price.

•	PIMCO New York Municipal Income Fund II returned 23.22% on NAV and 19.92% on market price.

As bond prices and yields move in opposite directions, falling yields during much of the reporting period lifted prices higher across the entire yield curve. Municipal bonds with longer-term maturities generally produced better returns than shorter-term municipals, while lower-quality municipals fared better than their higher-quality counterparts.

Even with these solid gains, municipal bonds appear attractive investments, when compared to corporate bonds – which in general experienced solid gains over much of the past year – and low-yielding U.S. Treasury bonds.

The Road Ahead – and the Case for Municipals
Three consecutive quarters of solid growth indicates that the U.S. economy is clearly on the mend. But caution is warranted. One area of concern: the fiscal situation in many states and local municipalities, which remains weak, and in some cases precarious. A joint report by the National Governors Association and the National Association of State Budget Officers warns that states – despite two years of tax increases and budget cuts – still face an estimated $127 billion in budget gaps over the next two years. California is the best known example of this fiscal duress, but “all

2 PIMCO Municipal Income Funds II Annual Report | 5.31.10

states,” warns a second study (by the Pew Center for the States) “are under varying degrees of pressure.” Adding to this problem is the declining amount of municipal bond insurance that has been available, due to the downfall of several insurers during the recession. This has added to overall investment risk for municipal bonds –though it should be pointed out that the historic default rate for municipals in general remains quite low, when compared to corporate bonds.

Challenging circumstances can present compelling opportunities for prudent municipal bond investors. From a simple supply-and-demand standpoint, fewer tax-exempt bonds are likely to come to market this year – while demand for them is being driven by rising state taxes and the expiration in December of the Bush administration’s tax cuts, which will push the top federal tax rate to 39.6%. More buy-and-hold investors are moving into the municipal market as well. This has helped reduce volatility, which in turn helped contribute to a steepening yield curve for municipals during the reporting period. Going forward, these trends may bode well for municipal securities.

Please refer to the following pages for specific information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. You may also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager and Pacific Investment Management Co. (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 3

PIMCO Municipal Income Fund II Fund Insights
May 31, 2010 (unaudited)

•	For the fiscal year ended May 31, 2010, PIMCO Municipal Income Fund II returned 29.87% on net asset value (“NAV”) and 25.49% on market price.

•	For the fiscal year ended May 31, 2010, PIMCO California Municipal Income Fund II returned 19.90% on NAV and 16.44% on market price.

•	For the fiscal year ended May 31, 2010, PIMCO New York Municipal Income Fund II returned 23.22% on NAV and 19.92% on market price.

•

High-quality municipal bond yields moved lower across the curve as the market continued to normalize during the reporting period. Treasury yields also moved lower, with a significant change toward the end of the period.

•	Municipal-to-U.S. Treasury yield ratios ended the fiscal period lower across the curve. The 10-year ratio decreased to 85.2% and the 30-year ratio decreased to 95.1%.

•

Tobacco securitization exposure contributed to returns, as this sector posted strong performance during the period and investors moved out on the risk spectrum, emerging from the global financial crisis.

•	Exposure to corporate-backed municipals added to returns as the sector posted strong performance, while utility exposure detracted as this sector underperformed the general municipal market.

•	Significant exposure to the health care sector contributed to returns as the sector outperformed, while special tax exposure was also a positive.

•

Exposure to longer maturity zero coupon municipals was positive for returns as their longer durations led them to outperform due to the downward movement in high-quality municipal yields. The Barclay’s Capital Zero Coupon Index returned 15.33% for the fiscal year.

Municipal II:
•

The municipal yield curve flattened as investors took advantage of higher yields further out on the yield curve. The Build America Bond supply removed much of the tax-exempt supply in longer maturities helping to move yields lower. 30-year maturity AAA General Obligation yields decreased 63 basis points while the two-year yield decreased 37 basis points for the same period. Significant exposure in longer maturity municipals helped performance as that portion of the curve outperformed.

•

Long municipals slightly underperformed the broader long-taxable market with the Barclays Capital Long Municipal Bond Index returning 13.53%. The Barclays Capital Long Government/Credit Index returned 15.11% and outperformed long Treasuries, as the Barclays Capital Long US Treasury Index returned 7.78%.

•

Municipal bond issuance ended 2009 with in excess of $400 billion in issuance. 2010 year-to-date issuance remained elevated with $167.64 billion issued — 10% higher than the same period last year, approximately 25% coming from Build America Bonds.

California Municipal II:
•	An underweighting to California’s General Obligation bonds negatively impacted performance as the bonds outperformed during the reporting period.

•

Municipal bonds within California outperformed the Barclays Capital Municipal Bond Index, returning 9.55% versus 8.56% during the period, respectively. The state continued to experience volatility due to uncertainty related to its budget-deficit situation as the end of the fiscal year neared. For calendar-year 2009, California led all other states with over $72 billion in total bond issuance. It continues to lead in 2010 with $25 billion in total issuance year-to-date, although this is 20% lower than the comparable period a year earlier.

•

The California portion of the Barclays Capital Long Municipal Index (22+) slightly outperformed the overall index, returning 13.58% versus 13.53%, respectively. The California municipal curve steepened with 30-year yields decreasing 70 basis points while two-year yields decreased 90 basis points. Significant exposure to longer maturities was positive for performance, as this portion of the curve outperformed.

4 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Fund II Fund Insights
May 31, 2010 (unaudited) (continued)

New York Municipal II:
•	Transportation exposure was positive for performance as this sector outperformed during the fiscal period.

•

Municipal bonds within New York slightly outperformed the Barclays Capital Municipal Bond Index, returning 8.81% versus 8.56%, respectively. In 2009, issuers in New York State issued $44 billion in bonds, ranking second in the U.S. 2010 year-to-date issuance in New York was at $13.3 billion at the end of May, 15% lower than the same period a year earlier.

•

The New York portion of the Barclays Capital Long Municipal Index (22+) underperformed the overall index, returning 13.15% versus 13.53%, respectively. The New York yield curve steepened slightly during the period with 30-year yields decreasing 65 basis points and two-year yields decreasing 71 basis points. New York funds also had significant positions in the longer portions of the curve, which helped performance as longer maturity holdings outperformed in New York.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 5

PIMCO Municipal Income Funds II Performance & Statistics
May 31, 2010 (unaudited)

Municipal II:
Total Return(1):	Market Price	NAV

1 Year	25.49%	29.87%

5 Year	0.67%	0.30%

Commencement of Operations (6/28/02) to 5/31/10	3.04%	3.20%

Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/10

NAV

Market Price

Market Price/NAV:

Market Price	$11.12

NAV	$10.77

Premium to NAV	3.25%

Market Price Yield(2)	7.01%

Moody’s Ratings
(as a % of total investments)

California Municipal II:
Total Return(1):	Market Price	NAV

1 Year	16.44%	19.90%

5 Year	(1.86)%	(4.15)%

Commencement of Operations (6/28/02) to 5/31/10	1.05%	0.00%

Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/10

NAV

Market Price

Market Price/NAV:

Market Price	$9.33

NAV	$8.11

Premium to NAV	15.04%

Market Price Yield(2)	7.44%

Moody’s Ratings
(as a % of total investments)

6 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Performance & Statistics
May 31, 2010 (unaudited)

New York Municipal II:
Total Return(1):	Market Price	NAV

1 Year	19.92%	23.22%

5 Year	1.34%	0.71%

Commencement of Operations (6/28/02) to 5/31/10	3.14%	3.17%

Market Price/NAV Performance:
Commencement of Operations (6/28/02) to 5/31/10

NAV

Market Price

Market Price/NAV:

Market Price	$11.42

NAV	$10.90

Premium to NAV	4.77%

Market Price Yield(2)	6.96%

Moody’s Ratings
(as a % of total investments)

(1)

Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV asset will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)

Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at May 31, 2010.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 7

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES—98.3%
	Alabama—1.1%

$10,000	Birmingham-Baptist Medical Centers Special Care Facs.
	Financing Auth. Rev., Baptist Health Systems, Inc.,
	5.00%, 11/15/30, Ser. A	Baa2/NR	$8,809,100
1,235	Montgomery BMC Special Care Facs. Financing Auth. Rev.,
	5.00%, 11/15/29, Ser. B (NPFGC)	A3/A	1,131,408
2,650	Tuscaloosa Public Educational Building Auth. Rev.,
	Stillman College Project, 5.00%, 6/1/26, Ser. A	NR/BBB-	2,472,821

			12,413,329

	Alaska—0.7%
3,550	Housing Finance Corp. Rev., 5.25%, 6/1/32, Ser. C (NPFGC)	Aa2/AA	3,587,133
5,900	Northern Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/46, Ser. A	Baa3/NR	3,957,248

			7,544,381

	Arizona—9.4%
	Health Facs. Auth. Rev., Banner Health,
3,500	5.00%, 1/1/35, Ser. A	NR/A+	3,475,360
2,860	5.50%, 1/1/38, Ser. D	NR/A+	2,940,080
5,000	Maricopa Cnty. Pollution Control Corp. Rev.,
	5.00%, 6/1/35, Ser. A	A1/A	5,003,900
29,700	Pima Cnty. Industrial Dev. Auth. Rev., 5.00%, 9/1/39	Aa1/AA	29,735,640
	Salt River Project Agricultural Improvement &
	Power Dist. Rev., Ser. A (k),
41,100	5.00%, 1/1/37	Aa1/AA	42,491,235
10,000	5.00%, 1/1/39	Aa1/AA	10,512,000
10,500	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	9,320,850

			103,479,065

	Arkansas—0.2%
13,000	Dev. Finance Auth. Rev., Arkansas Cancer Research Center
	Project, zero coupon, 7/1/46 (AMBAC)	Aa2/NR	2,006,550

	California—5.3%
6,000	Golden State Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	4,842,000
2,500	Los Angeles Department of Water & Power Rev.,
	5.00%, 7/1/39, Ser. A-1 (AMBAC)	Aa3/AA-	2,576,500
1,365	Lynwood Utility Auth. Rev., 5.00%, 6/1/29, Ser. A (AGC)	Aa3/AAA	1,385,748
2,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	Aa3/AAA	2,045,600
2,000	San Diego Cnty. Water Auth., CP,
	5.00%, 5/1/38, Ser. 2008-A (AGM)	Aa2/AAA	2,048,480
2,000	Santa Clara Cnty. Financing Auth. Rev.,
	5.75%, 2/1/41, Ser. A (AMBAC)	A1/A+	2,108,900
10,500	State, GO, 6.00%, 4/1/38	A1/A-	11,342,310
4,305	Statewide Communities Dev. Auth. Rev.,
	California Baptist Univ., 9.00%, 11/1/17, Ser. B (a)(d)	NR/NR	3,700,492

8 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	California—(continued)
	Methodist Hospital Project (FHA),
$5,500	6.625%, 8/1/29	Aa2/AA	$6,306,795
19,500	6.75%, 2/1/38	Aa2/AA	22,228,245

			58,585,070

	Colorado—4.7%
5,800	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	A1/A+	5,804,524
11,250	City & Cnty. of Denver Airport Rev.,
	5.00%, 11/15/25, Ser. B (AGM)	Aa3/AAA	11,299,950
1,000	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40 (e)	NR/BBB	979,300
	Health Facs. Auth. Rev., Ser. A,
1,000	American Baptist Homes, 5.90%, 8/1/37	NR/NR	838,530
9,500	Catholic Health Initiatives, 5.50%, 3/1/32	WR/AA	9,948,210
500	Evangelical Lutheran, 6.125%, 6/1/38	A3/A-	512,505
18,305	Exempla, Inc., 5.625%, 1/1/33,
	(Pre-refunded @ $101, 1/1/12) (c)	A1/A-	19,937,623
2,000	Housing & Finance Auth. Rev., Evergreen Country
	Day School, Inc. Project,
	5.875%, 6/1/37 (a)(d)	NR/BB	1,418,880
1,430	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	1,568,596

			52,308,118

	Connecticut—0.1%
1,250	Harbor Point Infrastructure Improvement Dist., Tax Allocation,
	7.875%, 4/1/39, Ser. A	NR/NR	1,317,875

	Delaware—0.1%
1,000	State Economic Dev. Auth. Rev., Delmarva Power & Light Co.,
	5.40%, 2/1/31	Baa2/BBB	1,024,280

	Florida—5.5%
1,000	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project,
	7.00%, 4/1/39	A3/A-	1,106,640
600	Broward Cnty. Airport Rev., 5.375%, 10/1/29, Ser. O	A1/A+	630,720
8,500	Broward Cnty. Water & Sewer Rev., 5.25%, 10/1/34, Ser. A (k)	Aa2/AA	8,932,140
1,000	Clearwater Rev., 5.25%, 12/1/39, Ser. A	Aa3/AA-	1,056,640
3,000	Highlands Cnty. Health Facs. Auth. Rev.,
	Adventist Health System, 5.625%, 11/15/37, Ser. B	A1/AA-	3,121,410
2,335	Hillsborough Cnty. Industrial Dev. Auth. Pollution Control Rev.,
	Tampa Electric Co. Project, 5.50%, 10/1/23	Baa1/BBB	2,385,389
7,135	Jacksonville Health Facs. Auth. Rev., Ascension Health,
	5.25%, 11/15/32, Ser. A	Aa1/AA	7,288,046
3,000	Leesburg Hospital Rev., Leesburg Regional Medical
	Center Project, 5.50%, 7/1/32	Baa1/BBB+	2,899,440
3,490	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A-	3,587,127
500	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/37	NR/NR	410,040
7,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (k)	Aa1/AAA	8,345,086
6,205	State Governmental Utility Auth. Rev., Barefoot Bay
	Utilities System, 5.00%, 10/1/29 (AMBAC)	WR/NR	6,215,610
5,000	Sumter Landing Community Dev. Dist. Rev.,
	4.75%, 10/1/35, Ser. A (NPFGC)	Baa1/A	4,157,000

5.31.10 | PIMCO Municipal Income Funds II Annual Report 9

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Florida—(continued)
$10,000	Tallahassee Rev., 5.00%, 10/1/37 (k)	Aa1/AA	$10,270,900
1,500	Winter Springs Water & Sewer Rev.,
	zero coupon, 10/1/29 (FGIC-NPFGC)	WR/A+	616,935

			61,023,123

	Georgia—0.2%
2,775	Medical Center Hospital Auth. Rev.,
	Spring Harbor Green Island Project,
	5.25%, 7/1/37	NR/NR	2,231,294

	Illinois—12.9%
2,435	Central Lake Cnty. JT Action Water Agcy. Rev.,
	5.125%, 5/1/28, Ser. A (AMBAC)	Aa2/NR	2,537,124
	Chicago, GO, Ser. C,
10,000	5.00%, 1/1/34 (k)	Aa2/AA-	10,252,000
4,065	5.50%, 1/1/40 (FGIC-NPFGC)	Aa2/AA-	4,119,715
	Chicago, Special Assessment, Lake Shore East,
3,162	6.625%, 12/1/22	NR/NR	3,033,876
6,700	6.75%, 12/1/32	NR/NR	6,267,850
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A (AGC)	Aa3/AAA	1,284,050
5,000	Cicero, GO, 5.25%, 12/1/31 (NPFGC)	Baa1/A	5,121,600
6,440	Cook Cnty., Capital Improvements, GO,
	5.00%, 11/15/28, Ser. A (FGIC-NPFGC)	Aa2/AA	6,502,790
	Finance Auth. Rev.,
2,500	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	NR/NR	1,962,225
250	Leafs Hockey Club Project, 6.00%, 3/1/37, Ser. A (b)(f)	NR/NR	62,725
1,000	Memorial Health Systems, 5.50%, 4/1/39	A1/A+	1,001,300
700	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	A2/A	789,019
2,000	Provena Health, 6.00%, 5/1/28, Ser. A	Baa1/BBB+	2,017,700
1,500	Sedgebrook, Inc., 6.00%, 11/15/42, Ser. A (f)	NR/NR	547,455
	Health Facs. Auth. Rev., Elmhurst Memorial Healthcare,
20,100	5.625%, 1/1/28	Baa1/NR	19,823,223
68,470	State Sports Facs. Auth. Rev., 5.50%,
	6/15/30 (AMBAC) (l)	WR/A	70,612,426
	Village of Hillside, Tax Allocation, Mannheim Redev. Project,
4,500	6.55%, 1/1/20	NR/NR	4,222,890
2,900	7.00%, 1/1/28	NR/NR	2,551,826

			142,709,794

	Indiana—0.5%
	Finance Auth. Rev.,
1,500	Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	NR/A	1,625,100
2,500	United States Steel Corp., 6.00%, 12/1/26	Ba2/BB	2,558,450
2,250	Fort Wayne Pollution Control Rev., General Motors Corp.
	Project, 6.20%, 10/15/25 (f)	WR/NR	675,000
990	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc.,
	5.80%, 9/1/47 (a)(d)	NR/NR	853,994

			5,712,544

10 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Iowa—4.2%
	Finance Auth. Rev.,
	Deerfield Retirement Community, Inc., Ser. A,
$250	5.50%, 11/15/27	NR/NR	$188,110
1,075	5.50%, 11/15/37	NR/NR	743,449
4,500	Edgewater LLC Project, 6.75%, 11/15/42	NR/NR	4,167,720
850	Wedum Walnut Ridge LLC Project,
	5.625%, 12/1/45, Ser. A (b)	NR/NR	544,034
46,000	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	40,198,480

			45,841,793

	Kansas—0.1%
500	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	A1/AA-	546,860

	Kentucky—0.8%
	Economic Dev. Finance Auth. Rev.,
	Baptist Healthcare Systems, Ser. A,
2,000	5.375%, 8/15/24	Aa3/NR	2,172,900
2,500	5.625%, 8/15/27	Aa3/NR	2,717,650
2,500	Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA-	2,525,425
1,000	Owensboro Medical Healthcare Systems,
	6.375%, 6/1/40, Ser. A	Baa2/NR	1,029,470

			8,445,445

	Louisiana—4.4%
	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
	Woman’s Hospital Foundation, Ser. A,
750	5.875%, 10/1/40	A3/BBB+	736,905
1,000	6.00%, 10/1/44	A3/BBB+	999,900
3,300	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project,
	5.50%, 5/15/47, Ser. B	Baa1/NR	3,001,614
44,395	Tobacco Settlement Financing Corp. Rev.,
	5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	43,515,979

			48,254,398

	Maryland—0.5%
	Health & Higher Educational Facs. Auth. Rev.,
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	Baa2/NR	1,017,050
1,010	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	NR/NR	725,099
4,050	Washington Cnty. Hospital, 6.00%, 1/1/43	NR/BBB-	4,116,218

			5,858,367

	Massachusetts—6.5%
4,610	Dev. Finance Agcy. Rev., Adventcare Project,
	6.75%, 10/15/37, Ser. A	NR/NR	4,005,076
2,900	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	Aa2/AA-	3,189,043
51,830	State Turnpike Auth. Rev., 5.00%, 1/1/37, Ser. A (NPFGC)	A3/A	51,998,966
12,050	Water Res. Auth. Rev., 4.75%, 8/1/37, Ser. A (AGM) (k)	Aa1/AAA	12,051,446

			71,244,531

	Michigan—3.1%
1,000	Detroit, GO, 5.25%, 11/1/35	Aa3/AA-	993,010
4,545	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	3,008,426

5.31.10 | PIMCO Municipal Income Funds II Annual Report 11

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Michigan—(continued)
$800	Public Educational Facs. Auth. Rev., Bradford Academy,
	6.50%, 9/1/37 (a)(d)	NR/BBB-	$774,152
3,000	Royal Oak Hospital Finance Auth. Rev.,
	William Beaumont Hospital, 8.25%, 9/1/39	A1/A	3,584,550
	State Hospital Finance Auth. Rev.,
5,000	Ascension Health, 5.25%, 11/15/26, Ser. B	Aa1/AA	5,147,450
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	A2/A	13,568,580
1,925	6.00%, 4/1/22	A2/A	1,969,930
6,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	4,476,960

			33,523,058

	Minnesota—0.6%
280	Minneapolis, Tax Allocation, Grant Park Project, 5.35%, 2/1/30	NR/NR	236,034
1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	NR/NR	1,356,900
	North Oaks Rev., Presbyterian Homes North Oaks,
2,640	6.00%, 10/1/33	NR/NR	2,584,613
1,530	6.125%, 10/1/39	NR/NR	1,508,320
500	Oronoco Rev., Wedum Shorewood Campus Project,
	5.40%, 6/1/41	NR/NR	428,800
400	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	NR/A	397,184

			6,511,851

	Mississippi—0.4%
3,605	Business Finance Corp. Rev., System Energy Res.,
	Inc. Project, 5.875%, 4/1/22	Ba1/BBB	3,618,555
740	Dev. Bank Special Obligation Rev., Capital Projects and
	Equipment Acquisition, 5.00%, 7/1/24, Ser. A-2 (AMBAC)	WR/NR	710,341

			4,328,896

	Nevada—0.3%
1,450	Clark Cnty., GO, 5.00%, 6/1/31 (FGIC-NPFGC)	Aaa/AA+	1,464,978
1,620	State, GO, 5.00%, 5/15/28, Ser. A (FGIC-NPFGC)	Aa1/NR	1,622,819

			3,087,797

	New Hampshire—0.2%
2,000	Business Finance Auth. Rev., Elliot Hospital,
	6.125%, 10/1/39, Ser. A	Baa1/BBB+	2,037,480
360	Health & Education Facs. Auth. Rev., Catholic Medical Center,
	6.125%, 7/1/32, Ser. A	Baa1/BBB+	363,654

			2,401,134

	New Jersey—3.1%
950	Burlington Cnty. Bridge Commission Rev., The Evergreens Project,
	5.625%, 1/1/38	NR/NR	812,896
	Economic Dev. Auth. Rev.,
525	Arbor Glen, 6.00%, 5/15/28, Ser. A	NR/NR	460,619
	Kapkowski Road Landfill Project, Special Assessment,
4,000	5.75%, 10/1/21	Baa3/NR	4,093,280
11,405	5.75%, 4/1/31	Baa3/NR	11,431,460

12 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	New Jersey—(continued)
	Health Care Facs. Financing Auth. Rev.,
$1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa2/BBB-	$1,518,270
1,830	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB-	1,649,251
3,300	State Educational Facs. Auth. Rev., Fairfield Dickinson Univ.,
	6.00%, 7/1/25, Ser. D	NR/NR	3,405,237
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	2,115,900
13,150	Tobacco Settlement Financing Corp. Rev.,
	5.00%, 6/1/41, Ser. 1-A	Baa3/BBB	9,073,763

			34,560,676

	New Mexico—0.6%
	Farmington Pollution Control Rev.,
2,000	5.80%, 4/1/22, Ser. A	Baa3/BB+	2,001,820
3,000	5.80%, 4/1/22, Ser. C	Baa3/BB+	3,002,730
2,000	5.90%, 6/1/40, Ser. D (e)	Baa3/BB+	2,005,980

			7,010,530

	New York—2.1%
1,200	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project,
	6.00%, 11/15/36, Ser. A	NR/NR	1,008,552
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
1,505	5.25%, 10/1/35	A1/A	1,509,078
10,000	5.25%, 10/1/35 (k)	A1/A	10,027,100
1,100	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,049,675
	New York City Municipal Water Finance Auth.
	Water & Sewer Rev.,
2,830	5.00%, 6/15/37, Ser. D (k)	Aa1/AAA	2,955,199
	Second Generation Resolutions,
4,000	4.75%, 6/15/35, Ser. DD (k)	Aa2/AA+	4,059,640
2,000	5.00%, 6/15/39, Ser. GG-1	Aa2/AA+	2,105,380
250	Suffolk Cnty. Industrial Dev. Agcy. Rev.,
	New York Institute of Technology,
	5.00%, 3/1/26	Baa2/BBB+	254,415

			22,969,039

	North Carolina—0.1%
	Medical Care Commission Rev.,
550	Salemtowne, 5.10%, 10/1/30	NR/NR	498,850
1,000	Village at Brookwood, 5.25%, 1/1/32	NR/NR	722,660

			1,221,510

	North Dakota—0.3%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities,
	6.75%, 1/1/33	NR/NR	3,663,217

	Ohio—1.2%
1,000	Higher Educational Fac. Commission Rev.,
	Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	A2/A	1,070,010
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	A1/AA-	7,568,700

5.31.10 | PIMCO Municipal Income Funds II Annual Report 13

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Ohio—(continued)
$1,000	Montgomery Cnty. Rev., Miami Valley Hospital,
	6.25%, 11/15/39, Ser. A	Aa3/NR	$1,050,100
	State Rev.,
550	Ashland Univ. Project, 6.25%, 9/1/24 (e)	Ba1/NR	550,016
3,000	Cleveland Clinic Health System, 5.50%, 1/1/39, Ser. B	Aa2/AA-	3,143,970

			13,382,796

	Oregon—0.2%
1,000	Clackamas Cnty. Hospital Fac. Auth. Rev., Legacy Health System,
	5.50%, 7/15/35, Ser. A	A2/A+	1,042,810
1,155	State Department of Administrative Services, CP,
	5.25%, 5/1/39, Ser. A	Aa2/AA-	1,219,703

			2,262,513

	Pennsylvania—4.2%
	Cumberland Cnty. Municipal Auth. Rev.,
	Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	NR/BBB-	656,932
670	6.00%, 7/1/35	NR/BBB-	599,241
3,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science,
	6.00%, 9/1/36, Ser. B	NR/NR	2,865,135
	Higher Educational Facs. Auth. Rev.,
850	Edinboro Univ. Foundation, 6.00%, 7/1/43 (e)	Baa3/BBB-	852,499
750	Thomas Jefferson Univ., 5.00%, 3/1/40	A1/AA-	770,918
500	Luzerne Cnty. Industrial Dev. Auth. Rev.,
	Pennsylvania American Water Co., 5.50%, 12/1/39	A2/A	515,280
	Montgomery Cnty. Higher Education & Health Auth. Rev.,
	Abington Memorial Hospital, Ser. A,
5,000	5.125%, 6/1/27	NR/A	5,019,900
3,750	5.125%, 6/1/32	NR/A	3,732,375
17,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	Aa3/AAA	17,675,070
11,600	Philadelphia Hospitals & Higher Education Facs. Auth. Rev.,
	Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	11,602,552
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	A1/A	517,070
500	Pittsburgh & Allegheny Cnty. Sports & Exhibition Auth. Rev.,
	5.00%, 2/1/29 (AMBAC)	WR/NR	466,600
1,000	Westmoreland Cnty. Industrial Dev. Auth. Rev.,
	Excela Health Project, 5.125%, 7/1/30 (e)	A3/NR	990,060

			46,263,632

	Rhode Island—6.6%
76,200	Tobacco Settlement Financing Corp. Rev.,
	6.25%, 6/1/42, Ser. A	Baa3/BBB	72,859,392

	South Carolina—1.5%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare,
	5.375%, 10/1/39	A2/A	1,009,050
	Jobs-Economic Dev. Auth. Rev., Ser. B,
500	Anmed Health, 5.50%, 2/1/38 (AGC)	NR/AAA	524,170
13,850	Bon Secours Health System, 5.625%, 11/15/30	A3/A-	13,891,827
1,000	State Public Service Auth. Rev., 5.25%, 1/1/39, Ser. B	Aa2/AA-	1,069,740

			16,494,787

14 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Tennessee—0.7%
$1,750	Claiborne Cnty. Industrial Dev. Board Rev.,
	Lincoln Memorial Univ. Project,
	6.625%, 10/1/39	NR/NR	$1,780,817
1,000	Johnson City Health & Educational Facs. Board Rev.,
	Mountain States Health Alliance, 6.00%, 7/1/38	Baa1/BBB+	1,020,400
500	Sullivan Cnty. Health Educational & Housing Facs. Board Rev.,
	Wellmont Health Systems Project, 5.25%, 9/1/36, Ser. C	NR/BBB+	448,275
	Tennessee Energy Acquisition Corp. Rev.,
3,000	5.00%, 2/1/23, Ser. C	Baa1/A	2,870,250
700	5.25%, 9/1/21, Ser. A	Ba3/BB+	691,173
700	5.25%, 9/1/22, Ser. A	Ba3/BB+	687,547

			7,498,462

	Texas—13.0%
130	Aubrey Independent School Dist., GO,
	5.50%, 2/15/33 (PSF-GTD)	Aaa/NR	138,289
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev., 5.375%, 1/1/32	NR/A-	6,389,695
2,500	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	Aa3/AAA	2,584,575
	Harris Cnty. Cultural Education Facs. Finance Corp. Rev.,
	Texas Children’s Hospital Project,
3,750	5.25%, 10/1/29	Aa2/AA	3,886,838
12,700	5.50%, 10/1/39	Aa2/AA	13,187,045
700	HFDC of Central Texas, Inc. Rev., Village at Gleannloch Farms,
	5.50%, 2/15/37, Ser. A	NR/NR	530,327
5,500	Houston Airport Rev., 5.00%, 7/1/25, Ser. C (FGIC-NPFGC)	A2/A	5,502,860
3,170	Little Elm Independent School Dist., GO,
	5.30%, 8/15/29, Ser. A (PSF-GTD)	NR/AAA	3,334,269
	Municipal Gas Acquisition & Supply Corp. I Rev.,
450	5.25%, 12/15/25, Ser. A	A2/A	435,604
15,300	6.25%, 12/15/26, Ser. D	A2/A	16,260,687
	North Harris Cnty. Regional Water Auth. Rev.,
10,300	5.25%, 12/15/33	A1/A+	10,613,944
10,300	5.50%, 12/15/38	A1/A+	10,697,477
	North Texas Tollway Auth. Rev.,
6,250	4.75%, 1/1/29 (FGIC-NPFGC)	A2/A	6,249,750
5,000	5.625%, 1/1/33, Ser. B	A2/A-	5,239,850
1,200	5.75%, 1/1/33, Ser. F	A3/BBB+	1,259,220
1,250	6.25%, 1/1/39, Ser. A	A2/A-	1,376,162
2,000	Sabine River Auth. Pollution Control Rev.,
	5.20%, 5/1/28, Ser. C	Caa3/NR	1,004,300
10,000	San Antonio Electric & Gas Systems Rev., 5.00%, 2/1/32 (k)	Aa1/AA	10,565,900
	State, Mobility Fund, GO (k),
10,025	4.75%, 4/1/35, Ser. A	Aaa/AA+	10,127,756
17,500	4.75%, 4/1/36	Aaa/AA+	17,703,175
3,250	State, Water Financial Assistance, GO, 5.00%, 8/1/36	Aaa/AA+	3,336,808
1,000	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB-	978,320
8,880	State Turnpike Auth. Rev., 5.00%, 8/15/42, Ser. A (AMBAC)	Baa1/BBB+	8,886,660

5.31.10 | PIMCO Municipal Income Funds II Annual Report 15

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Texas—(continued)
$3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev.,
	Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA-	$3,347,700

			143,637,211

	Virginia—0.2%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems,
	5.50%, 5/15/35, Ser. A	Aa2/AA+	1,076,030
2,050	James City Cnty. Economic Dev. Auth. Rev.,
	United Methodist Homes, 5.50%, 7/1/37, Ser. A	NR/NR	1,260,586

			2,336,616

	Washington—1.6%
1,850	Central Puget Sound Regional Transit Auth. Rev.,
	4.75%, 2/1/28 (FGIC-NPFGC)	Aa1/AAA	1,850,185
	Health Care Facs. Auth. Rev.,
1,300	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	Aa3/AAA	1,396,798
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	1,119,820
13,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	13,468,650

			17,835,453

	Wisconsin—1.1%
	Health & Educational Facs. Auth. Rev.,
90	Froedert & Community Health, 5.375%, 10/1/30	NR/AA-	91,378
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	1,087,670
10,000	State Rev., 6.00%, 5/1/36, Ser. A	Aa3/AA-	11,021,300

			12,200,348

	Total Municipal Bonds & Notes (cost—$1,051,682,519)		1,084,595,735

VARIABLE RATE NOTES (h)—1.7%
	Florida—0.2%
1,830	Highlands Cnty. Health Facs. Auth. Rev.,
	Adventist Health System, 5.00%, 11/15/31, Ser. C	A1/AA-	1,830,805

	Illinois—1.0%
5,000	Chicago, GO, 1.00%, 1/1/34, Ser. 3190 (a)(d)(e)(g)	NR/NR	5,377,950
5,000	State, GO, 8.03%, 4/1/27, Ser. 783 (AGC) (a)(d)(g)	Aa3/NR	5,280,200

			10,658,150

	Texas—0.3%
3,335	JPMorgan Chase Putters/Drivers Trust Rev.,
	1.00%, 5/15/18, Ser. 3709 (a)(d)(e)(g)	NR/AAA	3,929,631

	West Virginia—0.2%
2,000	Economic Dev. Auth. Rev., Appalachia Power,
	5.375%, 12/1/38, Ser. A	Baa2/BBB	1,998,540

	Total Variable Rate Notes (cost—$18,111,759)		18,417,126

	Total Investments (cost—$1,069,794,278)—100.0%		$1,103,012,861

16 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES—91.1%
$2,000	Alhambra Rev., Atherton Baptist Homes,
	7.625%, 1/1/40, Ser. A	NR/NR	$2,093,100
5,300	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev.,
	Odd Fellows Home of California,
	5.20%, 11/15/22, Ser. A (CA Mtg. Ins.)	NR/A-	5,387,503
2,000	Bay Area Gov’t Assoc. Lease Rev., Capital Projects,
	5.00%, 7/1/32, Ser. 2002-1 (AMBAC)	WR/AA	2,061,500
	Bay Area Toll Auth. Rev., San Francisco Bay Area, Ser. F-1,
5,000	5.00%, 4/1/34	Aa3/AA	5,159,750
20,000	5.00%, 4/1/39 (k)	Aa3/AA	20,532,800
1,000	Chula Vista Rev., San Diego Gas & Electric,
	5.875%, 2/15/34, Ser. B	Aa3/A+	1,110,940
	City & Cnty. of San Francisco,
3,035	Airports Commission Rev., 4.50%, 5/1/28, Ser. 2 (NPFGC)	A1/A	2,936,939
300	Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	Aa3/AA-	308,730
1,410	Community College Financing Auth. Rev.,
	5.00%, 8/1/27, Ser. A (AMBAC)	WR/NR	1,378,148
1,110	Corona-Norco Unified School Dist. No. 98-1, Special Tax,
	5.10%, 9/1/25 (AMBAC)	WR/NR	1,102,940
	Corona-Norco Unified School Dist. Public Financing Auth.,
	Special Tax, Ser. A,
305	5.65%, 9/1/16	NR/NR	309,133
160	5.75%, 9/1/17	NR/NR	161,322
530	6.00%, 9/1/20	NR/NR	535,470
1,000	6.00%, 9/1/25	NR/NR	1,000,720
4,150	6.10%, 9/1/32	NR/NR	4,065,506
9,760	Coronado Community Dev. Agcy., Tax Allocation,
	4.875%, 9/1/35 (AMBAC)	NR/AA-	8,841,194
3,000	Dinuba Financing Auth. Rev., Public Works Projects,
	5.10%, 8/1/32 (NPFGC)	Baa1/A	3,077,730
8,300	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP,
	5.75%, 8/1/39, Ser. A (AGC)	Aa3/AAA	8,708,443
1,500	Foothill-Eastern Transportation Corridor Agcy. Rev.,
	5.875%, 1/15/27 (IBC-NPFGC)	Baa1/A	1,530,390
1,440	Fremont Community Facs. Dist. No. 1, Special Tax,
	Pacific Commons, 5.30%, 9/1/30	NR/NR	1,243,915
	Golden State Tobacco Securitization Corp. Rev.,
13,885	5.00%, 6/1/45 (AMBAC-TCRS)	A2/A-	12,705,608
1,500	5.00%, 6/1/45, Ser. A	A2/BBB+	1,357,425
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	A2/A-	5,489,460
4,500	5.75%, 6/1/47, Ser. A-1	Baa3/BBB	3,283,605
500	Hartnell Community College Dist., GO,
	zero coupon, 8/1/34, Ser. 2002-D (l)	Aa2/AA-	239,055
	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
500	5.00%, 3/1/33	NR/A	477,090
250	5.75%, 9/1/39	NR/A	255,912

5.31.10 | PIMCO Municipal Income Funds II Annual Report 17

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$3,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	$3,171,780
1,200	Children’s Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	Aa3/AAA	1,194,708
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	NR/A	538,225
1,500	Scripps Health, 5.00%, 11/15/36, Ser. A	A1/AA-	1,501,080
175	Infrastructure & Economic Dev. Bank Rev., 5.25%, 2/1/38	A1/A+	176,304
1,000	Irvine Unified School Dist., Special Tax, 6.70%, 9/1/35	NR/NR	1,045,090
1,000	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	NR/A	1,117,660
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects,
	5.90%, 12/1/35	NR/A	498,625
5,300	Livermore-Amador Valley Water Management Agcy. Rev.,
	5.00%, 8/1/31, Ser. A (AMBAC)	Aa2/NR	5,323,956
7,500	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas,
	5.50%, 11/15/37, Ser. A	A2/A	7,242,450
10,000	Long Beach Unified School Dist., GO, 5.25%, 8/1/33, Ser. A (k)	Aa2/AA-	10,473,200
2,685	Los Angeles, Equipment & Real Property Project, CP,
	5.00%, 10/1/27, Ser. AU (NPFGC)	A2/A+	2,699,445
4,895	Los Angeles, Real Property Project, CP,
	5.00%, 2/1/27, Ser. T (NPFGC)	A1/A+	4,906,258
10,000	Los Angeles Community College Dist., GO,
	5.00%, 8/1/33, Ser. F-1 (k)	Aa1/AA	10,330,900
	Los Angeles Department of Water & Power Rev.,
15,000	4.75%, 7/1/30, Ser. A-2 (AGM) (k)	Aa3/AAA	15,331,950
16,950	5.125%, 7/1/41, Ser. A (FGIC-NPFGC-TCRS)	Aa2/AA	17,059,666
11,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I	Aa2/AA-	11,192,390
	Manteca Redev. Agcy., Tax Allocation,
7,295	5.00%, 10/1/32 (AGM)	Aa3/AAA	7,140,784
10,000	5.00%, 10/1/36 (AMBAC)	WR/A	8,888,400
5,330	Manteca Unified School Dist. No. 89-2, Special Tax,
	5.00%, 9/1/29, Ser. C (NPFGC)	Baa1/A	5,336,289
4,000	Merced Cnty., Juvenile Justice Correctional Fac., CP,
	5.00%, 6/1/32 (AMBAC)	A1/NR	4,040,760
5,000	Metropolitan Water Dist. of Southern California Rev.,
	5.00%, 7/1/37, Ser. A (k)	Aa1/AAA	5,233,201
4,700	Moreno Valley Unified School Dist. Community Facs.
	Dist. No. 2004-6, Special Tax, 5.20%, 9/1/36	NR/NR	3,746,276
1,400	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	NR/A	1,548,050
5,000	Oakland Unified School Dist., Alameda Cnty., GO,
	6.125%, 8/1/29, Ser. A	A1/BBB+	5,389,950
4,750	Palomar Pomerado Health, CP, 6.75%, 11/1/39	Baa2/NR	5,091,240
10,000	Placentia-Yorba Linda Unified School Dist., CP,
	5.00%, 10/1/32 (FGIC-NPFGC)	A1/A+	10,181,700
3,510	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	WR/A+	3,434,184
	Riverside Unified School Dist. Community Facs.
	School Dist. No. 15, Special Tax, Ser. A,
1,000	5.25%, 9/1/30	NR/NR	879,670
1,000	5.25%, 9/1/35	NR/NR	839,780

18 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Roseville Redev. Agcy., Tax Allocation, Ser. B (NPFGC),
$2,230	5.00%, 9/1/27	A2/A	$2,232,364
3,365	5.00%, 9/1/32	A2/A	3,191,635
1,985	5.00%, 9/1/33	A2/A	1,867,905
7,500	San Bernardino Community College Dist., GO,
	6.25%, 8/1/33, Ser. A	Aa2/AA-	8,464,125
4,300	San Diego Cnty. Water Auth., CP,
	5.00%, 5/1/29, Ser. A (NPFGC)	Aa2/AA+	4,400,276
	San Diego Public Facs. Financing Auth. Rev.,
11,000	5.00%, 8/1/32 (NPFGC)	Aa3/A+	11,131,780
4,000	5.25%, 8/1/38, Ser. A	Aa2/AA-	4,208,360
1,000	5.25%, 5/15/39, Ser. A	Aa3/A+	1,047,970
1,500	Fire & Life Safety Facs. Project,
	5.00%, 4/1/32, Ser. B (NPFGC)	A2/A	1,430,895
2,800	San Diego Regional Building Auth. Rev.,
	Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	Aa3/AA+	2,961,588
5,000	San Diego Unified School Dist., GO,
	4.75%, 7/1/27, Ser. D-2 (AGM)	Aa1/AAA	5,151,250
14,970	San Jose Libraries, Parks & Public Safety Projects, GO,
	5.00%, 9/1/32 (NPFGC) (k)	Aaa/AAA	15,316,405
1,150	San Jose Unified School Dist., GO,
	5.00%, 8/1/27, Ser. A (AGM)	Aa2/AAA	1,187,122
1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	A1/NR	1,299,753
1,500	Santa Cruz Cnty. Redev. Agcy., Tax Allocation,
	Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	A1/A	1,677,330
	State, GO,
2,500	5.00%, 9/1/31	A1/A-	2,486,850
7,000	5.00%, 4/1/38	A1/A-	6,804,840
11,000	6.00%, 4/1/38	A1/A-	11,882,420
	State Public Works Board Rev.,
3,000	5.75%, 10/1/30, Ser. G-1	A2/BBB+	3,084,750
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	Aa3/BBB+	2,107,120
7,915	Regents Univ., 5.00%, 3/1/33, Ser. A	Aa2/AA-	8,015,837
	Statewide Communities Dev. Auth. Rev.,
3,455	Bentley School, 6.75%, 7/1/32 (a)(b)(m)
	(acquisition cost—$3,533,895;
	purchased 9/19/02-10/7/03)	NR/NR	3,149,578
	Catholic Healthcare West,
1,800	5.50%, 7/1/31, Ser. D	A2/A	1,845,468
1,800	5.50%, 7/1/31, Ser. E	A2/A	1,845,468
	Huntington Park Charter School Project, Ser. A,
250	5.15%, 7/1/30	NR/NR	192,938
1,250	5.25%, 7/1/42	NR/NR	905,625
500	International School of the Peninsula Project,
	5.00%, 11/1/29	NR/NR	368,310
2,770	Kaiser Permanente, 5.50%, 11/1/32, Ser. A	WR/A+	2,791,578
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	NR/NR	1,014,990
9,700	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A-	9,377,378

5.31.10 | PIMCO Municipal Income Funds II Annual Report 19

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Methodist Hospital Project (FHA),
$2,000	6.25%, 8/1/24	Aa2/AA	$2,276,360
2,400	6.625%, 8/1/29	Aa2/AA	2,752,056
8,800	6.75%, 2/1/38	Aa2/AA	10,031,208
3,700	St. Joseph, 5.75%, 7/1/47, Ser. A (FGIC)	A1/AA-	3,754,686
1,365	Windrush School, 5.50%, 7/1/37	NR/NR	1,081,981
1,480	Statewide Financing Auth. Tobacco Settlement Rev.,
	5.625%, 5/1/29, Ser. A	Baa3/NR	1,473,947
	Tobacco Securitization Agcy. Rev.,
4,500	Alameda Cnty., 6.00%, 6/1/42	Baa3/NR	3,590,640
1,800	Stanislaus Cnty., 5.875%, 6/1/43, Ser. A	Baa3/NR	1,481,616
1,000	Tustin Unified School Dist., Special Tax,
	6.00%, 9/1/40, Ser. 2006-1	NR/BBB	1,010,560
	Univ. of California Rev.,
5,500	4.75%, 5/15/35, Ser. F (AGM) (k)	Aa1/AAA	5,519,525
5,000	4.75%, 5/15/35, Ser. G (FGIC-NPFGC) (k)	Aa1/AA	4,999,850
5,650	4.75%, 5/15/38, Ser. B	Aa2/AA-	5,496,433
	Ventura Cnty. Community College Dist., GO,
10,000	5.00%, 8/1/27, Ser. A (NPFGC) (k)	Aa2/AA	10,338,400
5,000	5.50%, 8/1/33, Ser. C	Aa2/AA	5,264,750
1,555	Ventura Unified School Dist., GO, 5.00%, 8/1/32, Ser. F (AGM)	Aa3/AAA	1,567,238

	Total California Municipal Bonds & Notes (cost—$404,252,640)		432,989,457

OTHER MUNICIPAL BONDS & NOTES—3.6%
	New York—0.7%
1,250	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
	5.25%, 10/1/35	A1/A	1,253,388
1,900	New York City Municipal Water Finance Auth.
	Water & Sewer Rev., 5.00%, 6/15/37, Ser. D (k)	Aa1/AAA	1,984,056

			3,237,444

	Puerto Rico—2.9%
2,200	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa1/BBB-	2,326,654
4,000	Electric Power Auth. Rev., 5.25%, 7/1/40, Ser. XX	A3/BBB+	4,037,240
2,505	Public Buildings Auth. Gov’t Facs. Rev.,
	5.00%, 7/1/36, Ser. I (GTD)	A3/BBB-	2,472,535
	Sales Tax Financing Corp. Rev., Ser. A,
1,600	5.00%, 8/1/40 (AGM) (k)	Aa3/AAA	1,629,360
3,000	5.50%, 8/1/42	A1/A+	3,141,720

			13,607,509

	Total Other Municipal Bonds & Notes (cost—$15,605,685)		16,844,953

CALIFORNIA VARIABLE RATE NOTES (a)(d)(g)(h)—3.4%
6,035	Desert Community College Dist., GO,
	7.86%, 8/1/32, Ser. 3016-1 (AGC)	NR/AAA	6,349,484
4,000	Los Angeles Community College Dist., GO,
	11.43%, 8/1/33, Ser. 3096	NR/AA	4,392,520

20 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$5,000	San Diego Community College Dist., GO, 9.786%, 2/1/17	NR/AA+	$5,582,200

	Total California Variable Rate Notes (cost—$14,955,154)		16,324,204

CORPORATE BONDS & NOTES (j)—0.7%
	Financial Services—0.7%
3,540	International Lease Finance Corp., 5.40%, 2/15/12
	(cost—$2,983,802)	B1/BB+	3,309,900

SHORT-TERM INVESTMENTS—1.2%
	Corporate Notes (j)—1.0%
	Financial Services—1.0%
5,000	SLM Corp., 0.476%, 7/26/10, FRN (cost—$4,937,145)	Ba1/BBB-	4,974,810

	California Variable Rate Demand Notes (h)(i)—0.2%
700	Health Facs. Financing Auth. Rev., Adventist Health System,
	0.25%, 6/1/10, Ser. B (cost—$700,000)	VMIG1/NR	700,000

	Total Short-Term Investments (cost—$5,637,145)		5,674,810

	Total Investments (cost—$443,434,426)—100.0%		$475,143,324

5.31.10 | PIMCO Municipal Income Funds II Annual Report 21

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES—84.8%
$1,000	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	Baa3/BB+	$1,029,240
2,400	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	NR/NR	2,017,104
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
3,000	5.25%, 10/1/35	A1/A	3,008,130
4,120	5.25%, 10/1/35 (k)	A1/A	4,131,165
3,500	5.50%, 10/1/37	A1/A	3,662,505
500	Long Island Power Auth. Rev., 5.00%, 9/1/34, Ser. A (AMBAC)	A3/A-	510,300
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (AGM)	Aa3/AAA	1,903,169
2,000	5.00%, 11/15/34, Ser. B	NR/AA	2,098,220
8,000	5.25%, 11/15/31, Ser. E	A2/A	8,251,760
7,000	5.35%, 7/1/31, Ser. B	Aa3/AAA	7,208,950
5,000	5.50%, 11/15/39, Ser. A	NR/AA	5,388,200
2,870	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	2,904,009
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	2,290,200
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	Aa2/AA	4,099,600
	New York City Health & Hospital Corp. Rev., Ser. A,
1,100	5.375%, 2/15/26	A1/A+	1,119,294
2,000	5.45%, 2/15/26	A1/A+	2,038,160
	New York City Industrial Dev. Agcy. Rev.,
975	Eger Harbor Project, 4.95%, 11/20/32, Ser. A (GNMA)	NR/AA+	992,940
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	1,252,134
1,500	Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	Aa3/AAA	1,671,930
1,190	Staten Island Univ. Hospital Project, 6.45%, 7/1/32, Ser. C	Ba2/NR	1,182,991
1,500	United Jewish Appeal Federation Project, 5.00%, 7/1/27, Ser. A	Aa1/NR	1,567,365
	Yankee Stadium,
2,750	5.00%, 3/1/31 (FGIC)	Baa3/BBB-	2,774,750
2,400	5.00%, 3/1/36 (NPFGC)	Baa1/A	2,315,616
4,900	7.00%, 3/1/49 (AGC)	Aa3/AAA	5,680,962
1,500	New York City Municipal Water Finance Auth. Water & Sewer Rev., 5.25%, 6/15/40, Ser. EE	Aa2/AA+	1,618,530
500	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	Aa2/AA+	526,345
	New York City Transitional Finance Auth. Rev.,
9,000	5.00%, 11/1/27, Ser. B	Aaa/AAA	9,415,440
5,000	5.25%, 1/15/39, Ser. S-3	Aa3/AA-	5,342,500
	New York City Trust for Cultural Res. Rev.,
2,700	Julliard School, 5.00%, 1/1/34, Ser. A	Aa2/AA	2,882,196
6,785	Wildlife Conservation Society, 5.00%, 2/1/34 (FGIC-NPFGC)	Aa3/AA-	7,011,280
3,600	Port Auth. of New York & New Jersey Rev., 5.00%, 4/15/32, Ser. 125 (AGM)	Aa2/AAA	3,706,596
	State Dormitory Auth. Rev.,
3,000	5.00%, 3/15/38, Ser. A	NR/AAA	3,167,820
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	Aa3/AA-	8,400,859
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	A3/BBB+	2,592,382

22 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/NR	$2,034,920
5,300	Lenox Hill Hospital, 5.50%, 7/1/30	Ba1/NR	5,118,634
1,320	Long Island Univ., 5.25%, 9/1/28 (Radian)	Baa3/NR	1,326,204
	Memorial Sloan-Kettering Cancer Center,
2,750	5.00%, 7/1/35, Ser. 1	Aa2/AA	2,845,810
2,000	5.00%, 7/1/36, Ser. A-1	Aa2/AA	2,086,300
2,100	New York Univ., 5.00%, 7/1/38, Ser. A	Aa3/AA-	2,209,599
1,000	New York Univ. Hospital Center, 5.625%, 7/1/37, Ser. B	Baa2/BBB	1,026,040
5,850	North General Hospital, 5.00%, 2/15/25	NR/AA-	5,960,448
600	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	Baa1/A-	620,022
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian)	WR/NR	4,758,000
	Teachers College,
4,270	5.00%, 7/1/32 (NPFGC)	A1/NR	4,332,897
3,000	5.50%, 3/1/39	A1/NR	3,161,430
3,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aa3/NR	3,089,310
5,000	State Environmental Facs. Corp. Rev., 5.125%, 6/15/38, Ser. A	Aa1/AA+	5,391,400
1,000	State Thruway Auth. Rev., 4.75%, 1/1/29, Ser. G (AGM)	Aa3/AAA	1,025,340
6,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (k)	NR/AAA	6,367,260
	Triborough Bridge & Tunnel Auth. Rev.,
710	5.00%, 1/1/32, Ser. A (FGIC-TCRS)	Aa2/AA-	727,182
5,000	5.25%, 11/15/34, Ser. A-2 (k)	Aa2/AA-	5,403,350
150	Troy Rev., Rensselaer Polytechnic Institute, 5.125%, 9/1/40, Ser. A	A3/A	153,045
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	1,454,668
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	Aa3/AAA	2,022,980
600	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	NR/BBB+	627,558

	Total New York Municipal Bonds & Notes (cost—$167,411,741)		175,505,039

OTHER MUNICIPAL BONDS & NOTES—10.1%
	California—0.5%
1,000	Health Facs. Financing Auth. Rev., Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	A2/A	1,057,260

	Florida—1.0%
1,000	Clearwater Rev., 5.25%, 12/1/39, Ser. A	Aa3/AA-	1,056,640
1,000	Miami-Dade Cnty. Airport Rev., 5.50%, 10/1/36, Ser. A	A2/A-	1,027,830

			2,084,470

	Louisiana—0.5%
1,000	East Baton Rouge Sewerage Commission Rev., 5.25%, 2/1/39, Ser. A	Aa2/AA-	1,078,530

	Puerto Rico—7.6%
4,600	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa1/BBB-	4,864,822
5,675	Children’s Trust Fund Rev., 5.625%, 5/15/43	Baa3/BBB	5,109,430

5.31.10 | PIMCO Municipal Income Funds II Annual Report 23

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Puerto Rico—(continued)
	Sales Tax Financing Corp. Rev., Ser. A,
$14,250	zero coupon, 8/1/54 (AMBAC)	Aa2/AA-	$901,312
12,900	zero coupon, 8/1/56	Aa2/AA-	673,380
2,000	5.00%, 8/1/40 (AGM) (k)	Aa3/AAA	2,036,700
1,000	5.50%, 8/1/42	A1/A+	1,047,240
1,000	5.75%, 8/1/37	A1/A+	1,074,280

			15,707,164

	U.S. Virgin Islands—0.5%
1,000	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	Baa3/NR	1,056,180

	Total Other Municipal Bonds & Notes (cost—$21,457,216)		20,983,604

NEW YORK VARIABLE RATE NOTES (a)(d)(g)(h)—3.0%
	JPMorgan Chase Putters/Drivers Trust Rev.,
5,000	7.814%, 7/1/33, Ser. 3382	Aa1/NR	5,558,800
500	8.26%, 6/15/31, Ser. 3223	NR/AA+	600,480

	Total New York Variable Rate Notes (cost—$5,393,662)		6,159,280

SHORT-TERM INVESTMENTS—2.1%
	Corporate Notes (j)—2.1%
	Financial Services—2.1%
4,300	American General Finance Corp., 4.625%, 9/1/10 (cost—$3,992,309)	B2/B	4,278,500

	Total Investments (cost—$198,254,928)—100.0%		$206,926,423

24 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Notes to Schedule of Investments
May 31, 2010

Notes to Schedule of Investments:
*	Unaudited.

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $21,335,299, representing 1.9% of total investments in PIMCO Municipal Income Fund II, $19,473,782, representing 4.1% of total investments in PIMCO California Municipal Income Fund II and $6,159,280, representing 3.0% of total investments in PIMCO New York Municipal Income Fund II.

(b)	Illiquid.
(c)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after May 31, 2010.
(f)	In default.
(g)

Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on May 31, 2010.

(h)

Variable Rate Notes—Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2010.

(i)	Maturity date shown is date of next put.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)

Residual Interest Bonds held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(l)	Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(m)

Restricted. The aggregate acquisition cost of such securities is $3,533,895 in California Municipal Fund II. The aggregate market value of $3,149,578 represents 0.7% of total investments in California Municipal Fund II.

Glossary:
AGC — insured by Assured Guaranty Corp.
AGM — insured by Assured Guaranty Municipal Corp.
AMBAC — insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. — insured by California Mortgage Insurance
CA St. Mtg. — insured by California State Mortgage
CP — Certificates of Participation
FGIC — insured by Financial Guaranty Insurance Co.
FHA — insured by Federal Housing Administration
FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on May 31, 2010.
GNMA — insured by Government National Mortgage Association
GO — General Obligation Bond
GTD — Guaranteed
IBC — Insurance Bond Certificate
NPFGC — insured by National Public Finance Guarantee Corp.
NR — Not Rated
PSF — Public School Fund
Radian — insured by Radian Guaranty, Inc.
TCRS — Temporary Custodian Receipts
WR — Withdrawn Rating

See accompanying Notes to Financial Statements | 5.31.10 | PIMCO Municipal Income Funds II Annual Report 25

PIMCO Municipal Income Funds II Statements of Assets and Liabilities
May 31, 2010

	Municipal II	California Municipal II	New York Municipal II

Assets:
Investments, at value (cost—$1,069,794,278, $443,434,426 and $198,254,928, respectively)	$1,103,012,861	$475,143,324	$206,926,423

Cash	282,872	1,193	502,710

Interest receivable	17,891,854	7,200,421	2,877,265

Receivable for investments sold	562,500	—	—

Prepaid expenses and other assets	47,706	44,637	22,066

Total Assets	1,121,797,793	482,389,575	210,328,464

Liabilities:
Payable for floating rate notes issued	89,161,972	54,305,833	9,186,395

Payable for investments purchased	14,955,208	—	—

Dividends payable to common and preferred shareholders	3,924,855	1,960,287	718,692

Investment management fees payable	557,629	229,237	107,990

Interest payable	221,905	125,332	14,409

Interest payable for reverse repurchase agreements	—	2,904	1,742

Payable for reverse repurchase agreements	—	7,890,123	3,860,325

Accrued expenses and other liabilities	387,366	2,060,254	277,910

Total Liabilities	109,208,935	66,573,970	14,167,463

Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 14,680, 6,520 and 3,160 shares issued and outstanding, respectively)	367,000,000	163,000,000	79,000,000

Net Assets Applicable to Common Shareholders	$645,588,858	$252,815,605	$117,161,001

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$600	$312	$108

Paid-in-capital in excess of par	849,293,428	431,650,819	152,127,023

Undistributed (dividends in excess of) net investment income	9,284,682	(1,960,287)	1,108,502

Accumulated net realized loss on investments	(246,204,471)	(208,564,341)	(44,767,239)

Net unrealized appreciation of investments	33,214,619	31,689,102	8,692,607

Net Assets Applicable to Common Shareholders	$645,588,858	$252,815,605	$117,161,001

Common Shares Issued and Outstanding	59,969,244	31,170,312	10,753,476

Net Asset Value Per Common Share	$10.77	$8.11	$10.90

26 PIMCO Municipal Income Funds II Annual Report | 5.31.10 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations
Year ended May 31, 2010

	Municipal II	California Municipal II	New York Municipal II

Investment Income:
Interest	$60,731,519	$27,159,527	$12,164,754

Expenses:
Investment management fees	6,272,962	2,615,689	1,229,594

Interest expense	839,327	546,314	110,837

Auction agent fees and commissions	588,626	275,803	138,991

Custodian and accounting agent fees	128,169	91,798	62,992

Trustees’ fees and expenses	99,765	42,701	19,195

Shareholder communications	97,100	38,150	18,451

Audit and tax services	77,964	51,015	41,459

Legal fees	56,104	7,793	9,000

New York Stock Exchange listing fees	48,326	25,134	21,520

Transfer agent fees	35,572	35,705	34,885

Insurance expense	31,553	14,528	6,816

Miscellaneous	40,438	11,356	3,826

Total expenses	8,315,906	3,755,986	1,697,566

Less: investment management fees waived	(36,532)	(15,844)	(7,361)

custody credits earned on cash balances	(536)	(160)	(110)

Net expenses	8,278,838	3,739,982	1,690,095

Net Investment Income	52,452,681	23,419,545	10,474,659

Realized and Change In Unrealized Gain (Loss)
Net realized gain (loss) on Investments	151,024	(2,327,882)	(770,215)

Net change in unrealized appreciation/depreciation of Investments	103,180,602	23,246,648	13,497,488

Net realized and change in unrealized gain on investments	103,331,626	20,918,766	12,727,273

Net Increase in Net Assets Resulting from Investment Operations	155,784,307	44,338,311	23,201,932

Dividends on Preferred Shares from Net Investment Income	(1,651,157)	(777,175)	(363,065)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$154,133,150	$43,561,136	$22,838,867

See accompanying Notes to Financial Statements | 5.31.10 | PIMCO Municipal Income Funds II Annual Report 27

PIMCO Municipal Income Funds II	Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal II

	Year ended May 31,
	2010	2009

Investment Operations:
Net investment income	$52,452,681	$60,464,037

Net realized gain (loss) on investments, futures contracts and swaps	151,024	(169,917,405)

Net change in unrealized appreciation/depreciation of investments and futures contracts	103,180,602	(122,853,789)

Net increase (decrease) in net assets resulting from investment operations	155,784,307	(232,307,157)

Dividends on Preferred Shares from Net Investment Income	(1,651,157)	(11,200,932)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	154,133,150	(243,508,089)

Dividends and Distributions to Common Shareholders from:
Net investment income	(46,637,024)	(46,297,957)

Return of Capital	—	—

Total dividends and distributions to common shareholders	(46,637,024)	(46,297,957)

Capital Share Transactions:
Reinvestment of dividends	4,046,441	4,112,714

Total increase (decrease) in net assets applicable to common shareholders	111,542,567	(285,693,332)

Net Assets Applicable to Common Shareholders:
Beginning of year	534,046,291	819,739,623

End of year (including undistributed (dividends in excess of) net investment income of $9,284,682 and $5,090,783; $(1,960,287) and $(2,178,470); $1,108,502 and $(467,589); respectively)	$645,588,858	$534,046,291

Common Shares Issued in Reinvestment of Dividends and Distributions	400,876	419,882

28 PIMCO Municipal Income Funds II Annual Report | 5.31.10 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds	Statements of Changes in Net Assets
Applicable to Common Shareholders (continued)

	California Municipal II		New York Municipal II

	Year ended May 31,		Year ended May 31,
	2010	2009	2010	2009

Investment Operations:
Net investment income	$23,419,545	$26,314,683	$10,474,659	$10,661,737

Net realized gain (loss) on investments, futures contracts and swaps	(2,327,882)	(157,389,702)	(770,215)	(34,859,903)

Net change in unrealized appreciation/depreciation of investments and futures contracts	23,246,648	(17,820,169)	13,497,488	(9,038,410)

Net increase (decrease) in net assets resulting from investment operations	44,338,311	(148,895,188)	23,201,932	(33,236,576)

Dividends on Preferred Shares from Net Investment Income	(777,175)	(5,697,951)	(363,065)	(2,025,371)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	43,561,136	(154,593,139)	22,838,867	(35,261,947)

Dividends and Distributions to Common Shareholders from:
Net investment income	(24,003,858)	(24,711,497)	(8,524,998)	(8,466,985)

Return of Capital	—	(1,187,791)	—	—

Total dividends and distributions to common shareholders	(24,003,858)	(25,899,288)	(8,524,998)	(8,466,985)

Capital Share Transactions:
Reinvestment of dividends	1,843,810	2,137,595	721,255	754,665

Total increase (decrease) in net assets applicable to common shareholders	21,401,088	(178,354,832)	15,035,124	(42,974,267)

Net Assets Applicable to Common Shareholders:
Beginning of year	231,414,517	409,769,349	102,125,877	145,100,144

End of year (including undistributed (dividends in excess of) net investment income of $9,284,682 and $5,090,783; $(1,960,287) and $(2,178,470); $1,108,502 and $(467,589); respectively)	$252,815,605	$231,414,517	$117,161,001	$102,125,877

Common Shares Issued in Reinvestment of Dividends and Distributions	220,172	229,213	68,673	70,913

See accompanying Notes to Financial Statements | 5.31.10 | PIMCO Municipal Income Funds II Annual Report 29

PIMCO California Municipal Income Fund II Statement of Cash Flows†
Year ended May 31, 2010

Decrease in Cash from:
Cash flows provided by operating activities:
Net increase in net assets resulting from investment operations	$44,338,311

Adjustments to reconcile net increase in net assets resulting from Investment operations to net cash provided by operating activities:
Purchases of long-term investments	(46,468,767)

Proceeds from sales of long-term investments	40,723,593

Sales of short-term portfolio investments, net	14,757,503

Net change in unrealized appreciation/depreciation of investments	(23,415,667)

Net realized loss on investments	2,327,882

Net amortization on investments	(1,779,669)

Decrease in receivable for investments sold	349,600

Increase in interest receivable	(635,231)

Increase in prepaid expenses and other assets	(22,579)

Increase in investment management fees payable	28,025

Decrease in interest payable for reverse repurchase agreements	(4,332)

Increase in accrued expenses and other liabilities	1,343

Net cash provided by operating activities*	30,200,012

Cash flows used for financing activities:
Decrease in payable for reverse repurchase agreements	(10,515,877)

Cash dividends paid (excluding reinvestment of dividends of $1,843,810)	(23,155,407)

Cash receipts on issuance of floating rate notes	3,300,000

Net cash used for financing activities	(30,371,284)

Net decrease in cash	(171,272)

Cash at beginning of year	172,465

Cash at end of year	$1,193

†	A Statement of Cash Flows is not required for Municipal II and New York Municipal II.
*	Included in operating expenses is cash paid for interest on reverse repurchase agreements of $86,065.

30 PIMCO Municipal Income Funds II Annual Report | 5.31.10 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund II (‘‘Municipal II’’), PIMCO California Municipal Income Fund II (‘‘California Municipal II’’) and PIMCO New York Municipal Income Fund II (‘‘New York Municipal II’’), collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds II’’, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 31

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at May 31, 2010 in valuing each Fund’s assets and liabilities is listed below:

Municipal II:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities – Assets
Municipal Bonds & Notes	—	$1,084,595,735	—	$1,084,595,735
Variable Rate Notes	—	18,417,126	—	18,417,126

Total Investments in Securities	—	$1,103,012,861	—	$1,103,012,861

California Municipal II:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities – Assets
California Municipal Bonds & Notes	—	$432,989,457	—	$432,989,457
Other Municipal Bonds & Notes	—	16,844,953	—	16,844,953
California Variable Rate Notes	—	16,324,204	—	16,324,204
Corporate Bonds & Notes	—	3,309,900	—	3,309,900
Short-Term Investments	—	5,674,810	—	5,674,810

Total Investments in Securities	—	$475,143,324	—	$475,143,324

32 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

1. Organization and Significant Accounting Policies (continued)

New York Municipal II:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/10

Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$175,505,039	—	$175,505,039
Other Municipal Bonds & Notes	—	20,983,604	—	20,983,604
New York Variable Rate Notes	—	6,159,280	—	6,159,280
Short-Term Investments	—	4,278,500	—	4,278,500

Total Investments in Securities	—	$206,926,423	—	$206,926,423

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. The Funds’ management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may become subject to excise tax to the extent of the distributions to shareholders

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at May 31, 2010. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 33

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

1. Organization and Significant Accounting Policies (continued)

(f) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under an agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’) / Residual Interest Tax Exempt Bonds (‘‘RITEs’’)
The Funds invest in interest rates of RIBs and RITEs (‘‘Inverse Floaters’’), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ‘‘Payable for floating rate notes issued’’ in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

34 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

1. Organization and Significant Accounting Policies (continued)

(h) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

(j) Interest Expense
Interest expense relates primarily to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions and reverse repurchase agreements. Interest expense on reverse repurchase agreements is recorded as it is incurred.

2. Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to various risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 35

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

3. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (each an ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding, through June 30, 2009. For the year ended May 31, 2010, each Fund paid investment management fees at an annualized effective rate of 0.646% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding.

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Investments in Securities
Purchases and sales of investments, other than short-term securities, for the year ended May 31, 2010, were:

	Municipal II	California Municipal II	New York Municipal II

Purchases	$85,910,992	$46,468,767	$13,917,347

Sales	67,438,171	40,723,593	10,615,964

(a) Open reverse repurchase agreements at May 31, 2010 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal

California Municipal II:

Bank of America	0.65%	5/7/10	6/8/10	$3,159,548	$3,158,123
Barclays Capital	0.45%	5/7/10	6/8/10	4,733,479	4,732,000

					$7,890,123

New York Municipal II:

Bank of America	0.65%	5/7/10	6/8/10	$3,862,067	$3,860,325

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended May 31, 2010 for Municipal II, California Municipal II and New York Municipal II was $6,255,095, $10,969,994 and $4,530,595 at a weighted average interest rate of 0.75%, 0.73% and 0.75%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at May 31, 2010 was $8,284,710 and $4,278,500 for California Municipal II and New York Municipal II, respectively. There were no open reverse repurchase agreements for Municipal II at May 31, 2010.

New York Municipal II received $89,159 in principal value of U.S. government agency securities as collateral for reverse repurchase agreements outstanding. Collateral received as securities cannot be pledged.

5. Income Tax Information

Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2010	Year ended May 31, 2009

Ordinary Income	$1,208,531	$5,154,570

Tax Exempt Income	$47,079,650	$52,344,319

36 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

5. Income Tax Information (continued)

At May 31, 2010, distributable earnings of $9,284,682 was comprised entirely from tax exempt income.

In accordance with U.S. Treasury regulations, Municipal II elected to defer realized capital losses of $220,751 arising after October 31, 2009. Such losses are treated as arising on June 1, 2010.

At May 31, 2010, Municipal II had a capital loss carryforward of $246,038,393 ($6,389,744 of which will expire in 2012, $54,505,416 of which will expire in 2013, $4,473,237 of which will expire in 2014, $7,912,932, of which will expire in 2015, $7,955,461, of which will expire in 2017, and $164,801,603 of which will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and federal excise tax. These adjustments were to increase undistributed net investment income by $29,399, decrease accumulated net realized loss by $2,500, and decrease paid-in-capital by $31,899.

California Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2010	Year ended May 31, 2009

Ordinary Income	$3,653,860	$6,111,678

Tax Exempt Income	$21,127,173	$24,297,770

Return of Capital	$—	$1,187,791

At May 31, 2010, there were no distributable earnings.

At May 31, 2010, California Municipal II had a capital loss carryforward of $207,026,377 ($3,919,943 of which will expire in 2012, $16,328,922 of which will expire in 2013, $5,531,398 of which will expire in 2015, $4,849,597 of which will expire in 2016, $18,401,113 of which will expire in 2017 and $157,995,404 of which will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and taxable overdistributions. These adjustments were to decrease dividends in excess of net investment income by $1,579,671, decrease accumulated net realized loss by $169,020, and decrease paid in capital by $1,748,691.

New York Municipal II:

The tax character of dividends paid were:

	Year ended May 31, 2010	Year ended May 31, 2009

Ordinary Income	$1,371,604	$1,081,822

Tax Exempt Income	$7,516,459	$9,410,534

At May 31, 2010, distributable earnings of $1,108,502 was comprised entirely from tax-exempt income.

In accordance with U.S. Treasury regulations, New York Municipal II elected to defer realized capital losses of $70,276 arising after October 31, 2009. Such losses are treated as arising on June 1, 2010.

At May 31, 2010, New York Municipal II had a capital loss carryforward of $44,698,440 ($378,802 of which will expire in 2012, $5,755,677 of which will expire in 2013, $51,848 of which will expire in 2015, $1,171,157 of which will expire in 2016, $2,961,908 of which will expire in 2017, and $34,379,048 of which will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 37

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

5. Income Tax Information (continued)

For the year ended May 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to decrease undistributed net investment income by $10,505 and decrease accumulated net realized loss by $10,505.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2010 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Municipal II	$980,383,399	$58,977,327	$(25,708,034)	$33,269,293

California Municipal II	388,743,583	34,700,481	(4,549,343)	30,151,138

New York Municipal II	188,841,007	11,688,931	(2,994,847)	8,694,084

The difference between book and tax appreciation is attributable to inverse floater transactions.

6. Auction-Rate Preferred Shares
Municipal II has 2,936 shares of Preferred Shares Series A, 2,936 shares of Preferred Shares Series B, 2,936 shares of Preferred Shares Series C, 2,936 shares of Preferred Shares Series D and 2,936 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal II has 1,304 shares of Preferred Shares Series A, 1,304 shares of Preferred Shares Series B, 1,304 shares of Preferred Shares Series C, 1,304 shares of Preferred Shares Series D and 1,304 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal II has 1,580 shares of Preferred Shares Series A and 1,580 shares of Preferred Shares Series B outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended May 31, 2010, the annualized dividend rates for each Fund ranged from:

	High	Low	At May 31, 2010

Municipal II:

Series A	0.644%	0.274%	0.457%

Series B	0.665%	0.274%	0.442%

Series C	0.686%	0.259%	0.427%

Series D	0.686%	0.259%	0.427%

Series E	0.686%	0.320%	0.457%

California Municipal II:

Series A	0.686%	0.353%	0.457%

Series B	0.686%	0.353%	0.442%

Series C	0.686%	0.333%	0.427%

Series D	0.686%	0.333%	0.427%

Series E	0.686%	0.333%	0.457%

New York Municipal II:

Series A	0.686%	0.333%	0.427%

Series B	0.686%	0.333%	0.457%

38 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

6. Auction-Rate Preferred Shares (continued)

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity, holders have continued to receive dividends at the defined “maximum rate”, which is the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

Several closed-end funds managed by the Investment Manager, including Municipal II and certain other funds sub-advised by the Sub-Adviser, have each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. The independent trustees of the board of each such fund, including Municipal II, are evaluating the demand letters.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 39

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2010

7. Legal Proceedings (continued)

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events
On June 1, 2010, the following dividends were declared to common shareholders payable June 29, 2010 to shareholders of record on June 11, 2010:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

On July 1, 2010, the following dividends were declared to common shareholders payable August 2, 2010 to shareholders of record on July 12, 2010:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

On July 1, 2010, BNY Mellon completed its acquisition of PNC Global Investment Servicing, the Funds’ shareholder servicing agent.

40 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.97	$13.86	$15.05	$14.71	$14.81
Investment Operations:
Net investment income	0.88	1.02	1.13	1.13	1.08
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	1.73	(4.94)	(1.24)	0.33	0.01
Total from investment operations	2.61	(3.92)	(0.11)	1.46	1.09
Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.19)	(0.30)	(0.30)	(0.23)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.58	(4.11)	(0.41)	1.16	0.86
Dividends to Common Shareholders from Net Investment Income	(0.78)	(0.78)	(0.78)	(0.82)	(0.96)
Net asset value, end of year	$10.77	$8.97	$13.86	$15.05	$14.71
Market price, end of year	$11.12	$9.56	$14.14	$15.42	$14.45
Total Investment Return (1)	25.49%	(26.46)%	(3.09)%	12.64%	2.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$645,589	$534,046	$819,740	$886,815	$862,832
Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	1.38%	1.73%	1.68%	1.50%	1.30%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.24%	1.35%	1.19%	1.01%	1.05%
Ratio of net investment income to average net assets (2)(5)	8.77%	10.23%	7.90%	7.45%	7.31%
Preferred shares asset coverage per share	$68,974	$61,376	$65,570	$68,889	$67,701
Portfolio turnover	6%	42%	21%	4%	20%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Municipal II’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.
(5)

During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.004%, 0.10%, 0.17%, 0.24% and 0.24% for the years ended May 31, 2010, May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See accompanying Notes to Financial Statements | 5.31.10 | PIMCO Municipal Income Funds II Annual Report 41

PIMCO California Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.48	$13.34	$14.89	$14.58	$14.61
Investment Operations:
Net investment income	0.76	0.85	1.06	1.08	1.06
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	0.67	(5.69)	(1.49)	0.34	0.05
Total from investment operations	1.43	(4.84)	(0.43)	1.42	1.11
Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.18)	(0.28)	(0.27)	(0.21)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.40	(5.02)	(0.71)	1.15	0.90
Dividends to Common Shareholders from:
Net investment income	(0.77)	(0.80)	(0.84)	(0.84)	(0.93)
Return of Capital	—	(0.04)	—	—	—
Net asset value, end of year	$8.11	$7.48	$13.34	$14.89	$14.58
Market price, end of year	$9.33	$8.78	$14.25	$15.96	$14.62
Total Investment Return (1)	16.44%	(32.26)%	(5.17)%	15.35%	5.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$252,816	$231,415	$409,769	$455,284	$443,379
Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	1.56%	3.15%	3.23%	2.89%	2.02%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.33%	1.43%	1.18%	1.01%	1.06%
Ratio of net investment income to average net assets (2)(5)	9.78%	9.31%	7.65%	7.28%	7.24%
Preferred shares asset coverage per share	$63,773	$60,490	$64,390	$68,765	$67,620
Portfolio turnover	9%	62%	6%	3%	12%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the California Municipal II’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.
(5)

During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.004%, 0.10%, 0.17%, 0.24% and 0.24% for the years ended May 31, 2010, May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

42 PIMCO Municipal Income Funds II Annual Report | 5.31.10 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended May 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.56	$13.67	$14.79	$14.66	$14.62

Investment Operations:

Net investment income	0.98	1.00	1.07	1.10	1.07

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	1.19	(4.13)	(1.11)	0.11	0.11

Total from investment operations	2.17	(3.13)	(0.04)	1.21	1.18

Dividends on Preferred Shares from Net Investment Income	(0.03)	(0.19)	(0.29)	(0.28)	(0.23)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.14	(3.32)	(0.33)	0.93	0.95

Dividends to Common Shareholders from Net Investment Income	(0.80)	(0.79)	(0.79)	(0.80)	(0.91)

Net asset value, end of year	$10.90	$9.56	$13.67	$14.79	$14.66

Market price, end of year	$11.42	$10.26	$14.42	$15.49	$14.14

Total Investment Return (1)	19.92%	(22.95)%	(1.46)%	15.51%	1.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$117,161	$102,126	$145,100	$156,218	$154,088

Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	1.53%	1.88%	2.07%	2.13%	1.89%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.43%	1.51%	1.25%	1.14%	1.13%

Ratio of net investment income to average net assets (2)(5)	9.51%	9.63%	7.69%	7.33%	7.29%

Preferred shares asset coverage per share	$62,073	$57,316	$65,294	$68,386	$67,785

Portfolio turnover	5%	33%	9%	3%	26%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the New York Municipal II’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and reverse repurchase agreement transactions.
(5)

During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.004%, 0.10%, 0.17%, 0.24% and 0.24% for the years ended May 31, 2010, May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See accompanying Notes to Financial Statements | 5.31.10 | PIMCO Municipal Income Funds II Annual Report 43

PIMCO Municipal Income Funds II	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund II,
PIMCO California Municipal Income Fund II and
PIMCO New York Municipal Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO California Municipal Income Fund II only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2010, the results of their operations and of cash flows (for PIMCO California Municipal Income Fund II only) for the year then ended, the changes in their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 21, 2010

44 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II	Tax Information/Annual Shareholder Meetings Results (unaudited)

Tax Information:

For the year ended May 31, 2010, the Funds designate the following percentages of the ordinary income dividends, (or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal Income II	97.50%

California Municipal Income II	86.14%

New York Municipal Income II	84.57%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on your 2010 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended May 31, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2011, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meetings Results:

The Funds held their joint annual meeting of shareholders on December 18, 2009. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority

Municipal II

Re-election of Robert E. Connor – Class I to serve until 2012	53,806,374	2,503,163

Re-election of William B. Ogden IV – Class I to serve until 2012	53,725,888	2,583,649

Re-election of Hans W. Kertess* – Class I to serve until 2012	11,601	7

California Municipal II

Re-election of Robert E. Connor – Class I to serve until 2012	26,616,435	1,428,355

Re-election of William B. Ogden IV – Class I to serve until 2012	26,609,463	1,435,327

Re-election of Hans W. Kertess* – Class I to serve until 2012	4,109	69

New York Municipal II

Re-election of Robert E. Connor – Class I to serve until 2012	9,809,420	332,045

Re-election of William B. Ogden, IV – Class I to serve until 2012	9,810,091	331,373

Re-election of Hans W. Kertess* – Class I to serve until 2012	2,467	—

Messrs. Paul Belica, John C. Maney†, James A. Jacobson and R. Peter Sullivan, III continue to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

5.31.10 | PIMCO Municipal Income Funds II Annual Report 45

PIMCO Municipal Income Funds II	Changes to the Board of Trustees (unaudited)

•	On December 14, 2009, the Funds’ Board of Trustees appointed James A. Jacobson as a Trustee.

•	Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.

•	On June 22, 2010, the Funds’ Board of Trustees appointed Alan Rappaport as a Trustee.

•	R. Peter Sullivan, III announced his retirement from the Funds’ Board of Trustees effective July 31, 2010.

46 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II	Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure shareholders’ privacy, we have developed policies designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or a otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial service providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing agreements with them and other financial companies. We also may retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder’s has chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 47

PIMCO Municipal Income Funds II Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

48 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2002
Term of office: Expected to stand for re-election at 2012
    annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for re-election at 2010
    annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for election at 2010
    annual meeting of shareholders.
Trustee/Director of 47 funds in Fund Complex
Trustee/Director of 16 Alpine Mutual Funds

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at 2011
    annual meeting of shareholders.
Trustee/Director of 81 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election at 2012
    annual meeting of shareholders.
Trustee/Director of 52 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Date of Birth: 3/3/1953 Trustee since: 2010 Term of office: Expected to stand for election at 2010 annual meeting of shareholders. Trustee/Director of 47 funds in Fund Complex	Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

5.31.10 | PIMCO Municipal Income Funds II Annual Report 49

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 years:

R. Peter Sullivan, III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for re-election at
    2011 annual meeting of shareholders.
Trustee/Director of 52 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

† Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Nicholas-Applegate Holdings LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd ; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc., and Managing Director of Allianz Global Investors Capital LLC.

* Robert E. Conner served as a Trustee of the Funds until his death on April 8, 2010.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated June 25, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

50 PIMCO Municipal Income Funds II Annual Report | 5.31.10

PIMCO Municipal Income Funds II Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

5.31.10 | PIMCO Municipal Income Funds II Annual Report 51

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
James A. Jacobson	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
Alan Rappaport	Scott Whisten
R. Peter Sullivan, III	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105
Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660
Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110
Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to
www.allianzinvestors.com/edelivery.

AZ611AR_053110

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)

The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (THE "Code") was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval of ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,775 in 2009 and $33,887 in 2010.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,560 in 2009 and $6,399 in 2010. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,000 in 2009 and $10,000 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO California Municipal Income Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $3,426,968 and the 2010 Reporting Period was $3,618,948.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson. R. Peter Sullivan III will retire from the Fund’s Board and audit committe effective July 31, 2010.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II

(each a “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trusts’ current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

          Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

          The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

          PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

          Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

          As of August 2, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

John B. Cummings

Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and head of the municipal bond desk at PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 28 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.

(a)(2)

          The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of May 31, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)

John B. Cummings	PML	20	5,128.01	1	428.89	66	4,126.84
	PCK	20	5,725.19	1	428.89	66	4,126.84
	PNI	20	5,945.00	1	428.89	66	4,126.84

          From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

          Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

          Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.

Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

          Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

          Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be the best interest, or may be opposed to the best interest, of the Fund.

          Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

          As of May 31, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

          PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

          Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.

          The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•

Performance Bonus – Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•

Equity or Long Term Incentive Compensation – Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

          In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

          Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

          In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

          A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

          Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

          Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

          Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

          The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of May 31, 2010.

PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II

Portfolio Manager	Dollar Range of Equity Securities in the Fund

John B. Cummings	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund II

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date:	August 2, 2010

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date:	August 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date:	August 2, 2010

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date:	August 2, 2010